                                 PRELIMINARY
                            BACKGROUND INFORMATION

             UCFC LOAN TRUST 1998-C (fixed-rate collateral only)
             ---------------------------------------------------

             $[156,000,000] Class A-1 FLOATING-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[42,000,000]  Class A-2 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[74,000,000]  Class A-3 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[23,000,000]  Class A-4 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[47,000,000]  Class A-5 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[40,500,000]  Class A-6 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[42,500,000]  Class A-7 FIXED-RATE CERTIFICATES
                         Non-Accelerated Senior Bond
                             (non-SMMEA-eligible)






The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Loan Trust 1998-C transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

      UCFC Loan Trust 1998-C -- Home Equity Loan Asset-Backed Certificates

                   UCFC LOAN TRUST 1998-C PRICING INFORMATION
            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1998-A Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     First Union Capital Markets Group
                         Co-Manager:     Salomon Smith Barney


Class:                                A-1                A-2                A-3             A-4               A-5
Approximate
Face Amount:                 [156,000,000]       [42,000,000]       [74,000,000]    [23,000,000]       [47,000,000]

Coupon:                1M LIBOR + [TBD]bps       [----------------------------TBD---------------------------------]

Price:                       [-------------------------------------TBD--------------------------------------------]

Yield:                       [-------------------------------------TBD--------------------------------------------]

Spread:                      [-------------------------------------TBD--------------------------------------------]

Exp Avg Life
to Maturity:                 [       0.998              2.103              3.003           4.056             5.287]

Exp Avg Life
to 10% Call:                 [       0.998              2.103              3.003           4.056             5.287]

Exp 1st Prin Pmt
(To Maturity):               [  10/15/1998         07/15/2000         02/15/2001      06/15/2002        02/15/2003]

Exp Mat:                     [  07/15/2000         02/15/2001         06/15/2002      02/15/2003        04/15/2005]

Exp 1st Prin Pmt
(To Call):                   [  10/15/1998         07/15/2000         02/15/2001      06/15/2002        02/15/2003]

Exp Mat to 10% Call:         [  07/15/2000         02/15/2001         06/15/2002      02/15/2003        04/15/2005]

Stated Mat:                  [  01/15/2013         11/15/2013         12/15/2018      05/15/2020        06/15/2025]

Expected
Rating:                        AAA/Aaa/AAA        AAA/Aaa/AAA        AAA/Aaa/AAA     AAA/Aaa/AAA       AAA/Aaa/AAA

Pricing Speed:                   [25]% HEP          [25]% HEP          [25]% HEP       [25]% HEP         [25]% HEP

Pricing Date:                     [------------------------------------TBD----------------------------------------]

Investor
Settle Date:                      09/28/98           09/28/98           09/28/98        09/28/98          09/28/98

Pmt Delay:                          0 days            14 days            14 days         14 days           14 days

Cut-off Date:                     09/01/98           09/01/98           09/01/98        09/01/98          09/01/98

Dated Date:                       09/25/98           09/01/98           09/01/98        09/01/98          09/01/98

Int Pmt:                        actual/360             30/360             30/360          30/360            30/360

Pmt Terms:                         Monthly            Monthly            Monthly         Monthly           Monthly

1st Int. Pmt Date:                10/15/98           10/15/98           10/15/98        10/15/98          10/15/98

Collateral Type:                Fixed-Rate         Fixed-Rate         Fixed-Rate      Fixed-Rate        Fixed-Rate

SMMEA
Eligibility:                     non-SMMEA          non-SMMEA          non-SMMEA       non-SMMEA         non-SMMEA

--------------------------------------------------------------------------------
* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:
      1)  One Month LIBOR +  TBD  bps
      2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted of the Mortgage Rates on the Home Equity Loans less [0.647]% per annum for servicing fee, trustee fee and certificate insurer premium.


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-C -- Home Equity Loan Asset-Backed Certificates

            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)


Class:                              A-6*                 A-7
                                                         (NAS BOND)
Approximate
Face Amount:                        [40,500,000]         [42,500,000]

Coupon:                             TBD*                 TBD

Price:                              [--------------TBD--------------------]

Yield:                              [--------------TBD--------------------]
Spread:                             [--------------TBD--------------------]

Exp Avg Life to Maturity:           [10.363              6.345]

Exp Avg Life to 10% call:           [7.578               6.141]

Exp 1st Prin Pmt:
(To Maturity)                       [04/15/2005          10/15/2001]

Exp Mat:                            [07/15/2028          04/15/2023]

Exp 1st Prin Pmt:                   [04/15/2005          10/15/2001]
(To Call)

Exp Mat to 10% call:                [06/15/2006          06/15/2006]

Stated Mat:                         [11/15/2029          11/15/2029]

Expected Rating:                    AAA/Aaa/AAA          AAA/Aaa/AAA

Pricing Speed:                      [25]% HEP            [25]% HEP

Pricing Date:                       TBD                  TBD

Investor Settle Date:               09/28/98             09/28/98

Pmt Delay:                          14 days              14 days

Cut-off Date:                       09/01/98             09/01/98

Dated Date:                         09/01/98             09/01/98

Int Pmt:                            30/360               30/360

Pmt Terms:                          Monthly              Monthly

1st Int. Pmt Date:                  10/15/98             10/15/98

Collateral Type:                    Fixed-Rate           Fixed-Rate

SMMEA Eligibility:                  non-SMMEA            non-SMMEA

* Coupon steps up by 50 bps if optional clean-up call is not exercised.
-------------------------------------------------------------------------------

Principal Paydown:    1)  To the Class A-7 Certificateholders -- the Class A-7
                          Principal Distribution Amount
                      2)  To the Class A-1 through A-6 Certificates, in
                          sequential order

Class A-7 Principal
Disbribution Amount:  The applicable Class A-7 Principal Percentage multiplied by the Class A-7 Principal Pro Rata Distribution Amount for such Payment Date.

                      THE CLASS A-7 PRINCIPAL PERCENTAGE
                      ----------------------------------
                      October 1998 to September 2001 equal to or greater than    0%
                      October 2001 to September 2003 equal to or greater than   45%
                      October 2003 to September 2004 equal to or greater than   80%
                      October 2004 to September 2005 equal to or greater than  100%
                      October 2005 and after equal to or greater than          300%

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-C -- Home Equity Loan Asset-Backed Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:     UCFC Loan Trust 1998-C, Home Equity Loan Asset-Backed
                         Certificates Class A-1, A-2, A-3, A-4, A-5, A-6, and
                         A-7 Certificates.

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     $[425,000,000]

Securities Offered:      100% FGIC-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         September 28, 1998

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD    % on Class A-2 Certificates
                         TBD    % on Class A-3 Certificates
                         TBD    % on Class A-4 Certificates
                         TBD    % on Class A-5 Certificates
                         TBD    % on Class A-6 Certificates **
                         TBD    % on Class A-7 Certificates (NAS Bond)

                         *  Subject to the Net Funds Cap.
                         ** Coupon steps up by 50 bps if optional clean-up call
                            is not exercised.

Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:       The 15th day of each month (or, if any such date is
                         not a business day, the first business day thereafter) commencing in October 1998. The payment delay will be zero days for the Class A-1 and 14 days for the Class
                         A-2, A-3, A-4, A-5, A-6, and A-7 Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 Certificates will be from September 25th until October 14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date. Interest will be based on actual/360.

                         Interest on the Class A-2 through A-7 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase the Home
                         Equity Loans on any Remittance Date when the aggregate
                         Loan Balance of the Home Equity Loans has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off
                         Date including the Subsequent Loans.


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         UCFC Loan Trust 1998-C -- Home Equity Loan
                         Asset-Backed Certificates

Pre-Funding Account:

                         On the closing date, approximately $[85,312,193.48] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the closing date until [November] 15, 1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class A-1 Certificates as a prepayment on [November] 15, 1998. If the funds remaining in the pre-funding account total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class A-1 through A-7 Certificates as a prepayment on [November] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:     Financial Guaranty Insurance Company ("FGIC"). FGIC's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Credit Enhancement:      A combination of:

                         (i) the use of Net Excess Cashflow to fund the Spread Account and
                         (ii)  the Certificate Insurance Policy from FGIC.

                         Note: The required maintenance levels of the Spread Account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations: Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                REMIC

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for
                         the Class A-1, A-2, A-3, A-4, A-5, A-6, and A-7
                         Certificates.







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $156,000,000.00                          DATED DATE: 09/25/98
  CURRENT COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $156,000,000.00                    YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                     BOND A1 DISCOUNT MARGIN ACT/360 TABLE
                                    (TO CALL)
                        ASSUMED CONSTANT LIBOR-1M 5.5820


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24        33.670      25.677      28.186      31.379      35.863      38.657      40.677
     99-24+       32.063      24.569      26.921      29.915      34.118      36.737      38.631
     99-25        30.455      23.463      25.657      28.451      32.373      34.817      36.585
     99-25+       28.848      22.356      24.394      26.987      30.629      32.898      34.539
     99-26        27.242      21.250      23.130      25.524      28.885      30.979      32.494
     99-26+       25.635      20.143      21.867      24.061      27.142      29.061      30.449
     99-27        24.029      19.038      20.604      22.598      25.398      27.143      28.405
     99-27+       22.424      17.932      19.342      21.136      23.655      25.225      26.361

     99-28        20.818      16.826      18.079      19.674      21.913      23.308      24.317
     99-28+       19.213      15.721      16.817      18.212      20.171      21.391      22.274
     99-29        17.608      14.616      15.555      16.751      18.429      19.475      20.231
     99-29+       16.004      13.511      14.294      15.289      16.688      17.559      18.189
     99-30        14.400      12.407      13.032      13.829      14.947      15.643      16.147
     99-30+       12.796      11.303      11.771      12.368      13.206      13.728      14.105
     99-31        11.193      10.199      10.511      10.908      11.466      11.813      12.064
     99-31+        9.590       9.095       9.250       9.448       9.726       9.899      10.024

    100-00         7.987       7.991       7.990       7.988       7.986       7.985       7.984
    100-00+        6.385       6.888       6.730       6.529       6.247       6.071       5.944
    100-01         4.783       5.785       5.470       5.070       4.508       4.158       3.904
    100-01+        3.181       4.682       4.211       3.611       2.769       2.245       1.866

First Payment      0.047       0.047       0.047       0.047       0.047       0.047       0.047
Average Life       0.998       1.475       1.282       1.100       0.917       0.831       0.778
Last Payment       1.797       2.881       2.464       2.047       1.631       1.464       1.381
Accrued Interest   0.047       0.047       0.047       0.047       0.047       0.047       0.047



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $42,000,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $42,000,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A2 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         5.848       5.843       5.845       5.847       5.849       5.851       5.852
     99-24+        5.840       5.838       5.839       5.839       5.840       5.841       5.842
     99-25         5.832       5.833       5.832       5.832       5.831       5.831       5.831
     99-25+        5.824       5.827       5.826       5.825       5.822       5.821       5.820
     99-26         5.816       5.822       5.820       5.817       5.814       5.811       5.809
     99-26+        5.807       5.817       5.814       5.810       5.805       5.801       5.798
     99-27         5.799       5.812       5.808       5.803       5.796       5.791       5.787
     99-27+        5.791       5.806       5.802       5.796       5.787       5.781       5.777

     99-28         5.783       5.801       5.795       5.788       5.778       5.771       5.766
     99-28+        5.775       5.796       5.789       5.781       5.769       5.761       5.755
     99-29         5.767       5.790       5.783       5.774       5.760       5.751       5.744
     99-29+        5.759       5.785       5.777       5.767       5.751       5.741       5.733
     99-30         5.751       5.780       5.771       5.759       5.742       5.731       5.723
     99-30+        5.743       5.774       5.765       5.752       5.733       5.721       5.712
     99-31         5.735       5.769       5.759       5.745       5.724       5.711       5.701
     99-31+        5.727       5.764       5.752       5.737       5.716       5.701       5.690

    100-00         5.718       5.759       5.746       5.730       5.707       5.691       5.679
    100-00+        5.710       5.753       5.740       5.723       5.698       5.681       5.669
    100-01         5.702       5.748       5.734       5.716       5.689       5.671       5.658
    100-01+        5.694       5.743       5.728       5.708       5.680       5.661       5.647
    100-02         5.686       5.737       5.722       5.701       5.671       5.651       5.636
    100-02+        5.678       5.732       5.715       5.694       5.662       5.641       5.625
    100-03         5.670       5.727       5.709       5.687       5.653       5.631       5.615
    100-03+        5.662       5.722       5.703       5.679       5.644       5.621       5.604

    100-04         5.654       5.716       5.697       5.672       5.636       5.611       5.593
    100-04+        5.646       5.711       5.691       5.665       5.627       5.601       5.582
    100-05         5.638       5.706       5.685       5.658       5.618       5.591       5.572
    100-05+        5.630       5.701       5.679       5.650       5.609       5.581       5.561
    100-06         5.622       5.695       5.672       5.643       5.600       5.571       5.550
    100-06+        5.614       5.690       5.666       5.636       5.591       5.561       5.539
    100-07         5.606       5.685       5.660       5.629       5.582       5.551       5.529
    100-07+        5.597       5.679       5.654       5.621       5.573       5.542       5.518

First Payment      1.797       2.881       2.464       2.047       1.631       1.464       1.381
Average Life       2.103       3.326       2.819       2.357       1.898       1.681       1.549
Last Payment       2.381       3.881       3.214       2.714       2.131       1.881       1.714
Accrued Interest   0.432       0.432       0.432       0.432       0.432       0.432       0.432


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $74,000,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $74,000,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A3 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         5.991       5.988       5.989       5.990       5.991       5.993       5.993
     99-24+        5.985       5.984       5.984       5.985       5.985       5.985       5.985
     99-25         5.979       5.981       5.980       5.979       5.979       5.978       5.977
     99-25+        5.973       5.977       5.976       5.974       5.972       5.971       5.970
     99-26         5.967       5.973       5.971       5.969       5.966       5.963       5.962
     99-26+        5.961       5.969       5.967       5.964       5.959       5.956       5.954
     99-27         5.956       5.966       5.963       5.959       5.953       5.949       5.946
     99-27+        5.950       5.962       5.958       5.953       5.946       5.941       5.938

     99-28         5.944       5.958       5.954       5.948       5.940       5.934       5.930
     99-28+        5.938       5.954       5.950       5.943       5.933       5.927       5.922
     99-29         5.932       5.951       5.945       5.938       5.927       5.919       5.914
     99-29+        5.926       5.947       5.941       5.933       5.920       5.912       5.906
     99-30         5.921       5.943       5.937       5.928       5.914       5.905       5.898
     99-30+        5.915       5.939       5.932       5.922       5.907       5.898       5.890
     99-31         5.909       5.936       5.928       5.917       5.901       5.890       5.882
     99-31+        5.903       5.932       5.924       5.912       5.894       5.883       5.874

    100-00         5.897       5.928       5.919       5.907       5.888       5.876       5.867
    100-00+        5.892       5.925       5.915       5.902       5.882       5.868       5.859
    100-01         5.886       5.921       5.910       5.896       5.875       5.861       5.851
    100-01+        5.880       5.917       5.906       5.891       5.869       5.854       5.843
    100-02         5.874       5.913       5.902       5.886       5.862       5.847       5.835
    100-02+        5.868       5.910       5.897       5.881       5.856       5.839       5.827
    100-03         5.862       5.906       5.893       5.876       5.849       5.832       5.819
    100-03+        5.857       5.902       5.889       5.871       5.843       5.825       5.811

    100-04         5.851       5.898       5.884       5.865       5.836       5.817       5.803
    100-04+        5.845       5.895       5.880       5.860       5.830       5.810       5.795
    100-05         5.839       5.891       5.876       5.855       5.823       5.803       5.787
    100-05+        5.833       5.887       5.871       5.850       5.817       5.796       5.780
    100-06         5.828       5.884       5.867       5.845       5.811       5.788       5.772
    100-06+        5.822       5.880       5.863       5.839       5.804       5.781       5.764
    100-07         5.816       5.876       5.858       5.834       5.798       5.774       5.756
    100-07+        5.810       5.872       5.854       5.829       5.791       5.767       5.748

First Payment      2.381       3.881       3.214       2.714       2.131       1.881       1.714
Average Life       3.003       4.966       4.164       3.415       2.682       2.353       2.156
Last Payment       3.714       6.297       5.297       4.297       3.297       2.881       2.631
Accrued Interest   0.443       0.443       0.443       0.443       0.443       0.443       0.443


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $23,000,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $23,000,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A4 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         5.989       5.987       5.987       5.988       5.990       5.990       5.991
     99-24+        5.984       5.984       5.984       5.984       5.985       5.985       5.985
     99-25         5.980       5.981       5.981       5.980       5.980       5.979       5.979
     99-25+        5.976       5.978       5.978       5.976       5.975       5.973       5.972
     99-26         5.971       5.976       5.974       5.972       5.970       5.968       5.966
     99-26+        5.967       5.973       5.971       5.968       5.965       5.962       5.960
     99-27         5.962       5.970       5.968       5.965       5.960       5.956       5.954
     99-27+        5.958       5.967       5.964       5.961       5.955       5.951       5.948

     99-28         5.953       5.964       5.961       5.957       5.950       5.945       5.941
     99-28+        5.949       5.962       5.958       5.953       5.945       5.939       5.935
     99-29         5.944       5.959       5.954       5.949       5.940       5.934       5.929
     99-29+        5.940       5.956       5.951       5.945       5.935       5.928       5.923
     99-30         5.936       5.953       5.948       5.941       5.930       5.922       5.917
     99-30+        5.931       5.950       5.945       5.937       5.925       5.916       5.910
     99-31         5.927       5.948       5.941       5.933       5.920       5.911       5.904
     99-31+        5.922       5.945       5.938       5.929       5.915       5.905       5.898

    100-00         5.918       5.942       5.935       5.925       5.910       5.899       5.892
    100-00+        5.913       5.939       5.931       5.921       5.905       5.894       5.885
    100-01         5.909       5.936       5.928       5.917       5.900       5.888       5.879
    100-01+        5.904       5.934       5.925       5.913       5.895       5.882       5.873
    100-02         5.900       5.931       5.921       5.909       5.890       5.877       5.867
    100-02+        5.896       5.928       5.918       5.905       5.885       5.871       5.861
    100-03         5.891       5.925       5.915       5.901       5.880       5.865       5.854
    100-03+        5.887       5.922       5.912       5.897       5.875       5.860       5.848

    100-04         5.882       5.920       5.908       5.893       5.871       5.854       5.842
    100-04+        5.878       5.917       5.905       5.890       5.866       5.848       5.836
    100-05         5.873       5.914       5.902       5.886       5.861       5.843       5.830
    100-05+        5.869       5.911       5.898       5.882       5.856       5.837       5.823
    100-06         5.865       5.909       5.895       5.878       5.851       5.831       5.817
    100-06+        5.860       5.906       5.892       5.874       5.846       5.826       5.811
    100-07         5.856       5.903       5.889       5.870       5.841       5.820       5.805
    100-07+        5.851       5.900       5.885       5.866       5.836       5.814       5.799

First Payment      3.714       6.297       5.297       4.297       3.297       2.881       2.631
Average Life       4.056       6.996       5.729       4.635       3.583       3.080       2.798
Last Payment       4.381       7.881       6.214       4.964       3.881       3.297       2.964
Accrued Interest   0.443       0.443       0.443       0.443       0.443       0.443       0.443



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $47,000,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $47,000,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A5 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.125       6.124       6.124       6.125       6.125       6.126       6.126
     99-24+        6.121       6.122       6.121       6.121       6.121       6.121       6.121
     99-25         6.118       6.119       6.119       6.118       6.117       6.117       6.116
     99-25+        6.114       6.117       6.116       6.115       6.113       6.112       6.111
     99-26         6.111       6.115       6.114       6.112       6.109       6.108       6.106
     99-26+        6.107       6.113       6.111       6.109       6.105       6.103       6.101
     99-27         6.104       6.111       6.109       6.106       6.101       6.098       6.096
     99-27+        6.100       6.109       6.106       6.103       6.097       6.094       6.091

     99-28         6.097       6.106       6.104       6.100       6.093       6.089       6.086
     99-28+        6.093       6.104       6.101       6.097       6.090       6.085       6.081
     99-29         6.089       6.102       6.099       6.094       6.086       6.080       6.076
     99-29+        6.086       6.100       6.096       6.090       6.082       6.076       6.071
     99-30         6.082       6.098       6.094       6.087       6.078       6.071       6.066
     99-30+        6.079       6.096       6.091       6.084       6.074       6.067       6.061
     99-31         6.075       6.093       6.089       6.081       6.070       6.062       6.056
     99-31+        6.072       6.091       6.086       6.078       6.066       6.057       6.051

    100-00         6.068       6.089       6.084       6.075       6.062       6.053       6.046
    100-00+        6.065       6.087       6.081       6.072       6.058       6.048       6.041
    100-01         6.061       6.085       6.079       6.069       6.054       6.044       6.036
    100-01+        6.058       6.083       6.076       6.066       6.050       6.039       6.031
    100-02         6.054       6.081       6.074       6.063       6.046       6.035       6.026
    100-02+        6.050       6.078       6.071       6.060       6.042       6.030       6.021
    100-03         6.047       6.076       6.069       6.056       6.038       6.025       6.016
    100-03+        6.043       6.074       6.066       6.053       6.034       6.021       6.011

    100-04         6.040       6.072       6.064       6.050       6.030       6.016       6.006
    100-04+        6.036       6.070       6.061       6.047       6.026       6.012       6.001
    100-05         6.033       6.068       6.059       6.044       6.022       6.007       5.996
    100-05+        6.029       6.065       6.056       6.041       6.018       6.003       5.991
    100-06         6.026       6.063       6.054       6.038       6.014       5.998       5.986
    100-06+        6.022       6.061       6.051       6.035       6.010       5.994       5.981
    100-07         6.019       6.059       6.049       6.032       6.006       5.989       5.976
    100-07+        6.015       6.057       6.046       6.029       6.002       5.985       5.971

First Payment      4.381       7.881       6.214       4.964       3.881       3.297       2.964
Average Life       5.287       9.900       8.101       6.234       4.623       3.950       3.543
Last Payment       6.547      12.047      10.381       8.381       5.631       4.714       4.214
Accrued Interest   0.453       0.453       0.453       0.453       0.453       0.453       0.453


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $40,500,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $40,500,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A6 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.496       6.496       6.496       6.496       6.496       6.496       6.496
     99-24+        6.494       6.494       6.494       6.494       6.493       6.493       6.493
     99-25         6.491       6.492       6.492       6.491       6.490       6.489       6.489
     99-25+        6.488       6.491       6.490       6.489       6.487       6.486       6.485
     99-26         6.486       6.489       6.488       6.487       6.484       6.483       6.481
     99-26+        6.483       6.487       6.486       6.484       6.481       6.479       6.478
     99-27         6.480       6.485       6.484       6.482       6.478       6.476       6.474
     99-27+        6.478       6.483       6.481       6.479       6.475       6.472       6.470

     99-28         6.475       6.481       6.479       6.477       6.472       6.469       6.467
     99-28+        6.472       6.479       6.477       6.475       6.469       6.466       6.463
     99-29         6.470       6.477       6.475       6.472       6.467       6.462       6.459
     99-29+        6.467       6.475       6.473       6.470       6.464       6.459       6.455
     99-30         6.464       6.473       6.471       6.467       6.461       6.455       6.452
     99-30+        6.461       6.471       6.469       6.465       6.458       6.452       6.448
     99-31         6.459       6.469       6.467       6.463       6.455       6.449       6.444
     99-31+        6.456       6.468       6.464       6.460       6.452       6.445       6.441

    100-00         6.453       6.466       6.462       6.458       6.449       6.442       6.437
    100-00+        6.451       6.464       6.460       6.455       6.446       6.439       6.433
    100-01         6.448       6.462       6.458       6.453       6.443       6.435       6.429
    100-01+        6.445       6.460       6.456       6.451       6.440       6.432       6.426
    100-02         6.443       6.458       6.454       6.448       6.437       6.428       6.422
    100-02+        6.440       6.456       6.452       6.446       6.434       6.425       6.418
    100-03         6.437       6.454       6.450       6.443       6.431       6.422       6.415
    100-03+        6.435       6.452       6.448       6.441       6.428       6.418       6.411

    100-04         6.432       6.450       6.445       6.439       6.425       6.415       6.407
    100-04+        6.429       6.448       6.443       6.436       6.422       6.411       6.403
    100-05         6.427       6.447       6.441       6.434       6.419       6.408       6.400
    100-05+        6.424       6.445       6.439       6.431       6.416       6.405       6.396
    100-06         6.421       6.443       6.437       6.429       6.413       6.401       6.392
    100-06+        6.419       6.441       6.435       6.427       6.410       6.398       6.389
    100-07         6.416       6.439       6.433       6.424       6.407       6.394       6.385
    100-07+        6.413       6.437       6.431       6.422       6.404       6.391       6.381

First Payment      6.547      12.047      10.381       8.381       5.631       4.714       4.214
Average Life       7.578      12.047      10.381       8.702       6.626       5.634       5.067
Last Payment       7.714      12.047      10.381       8.714       6.881       5.964       5.464
Accrued Interest   0.481       0.481       0.481       0.481       0.481       0.481       0.481


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $42,500,000.00                           DATED DATE: 09/01/98
          COUPON: TBD                                   FIRST PAYMENT: 10/15/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $42,500,000.00                     YIELD TABLE DATE: 09/28/98

                                    ucfc98c

                             BOND A7 BE-YIELD TABLE
                                    (TO CALL)
                                PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         5.987       5.987       5.987       5.987       5.987       5.988       5.988
     99-24+        5.984       5.984       5.984       5.984       5.984       5.984       5.984
     99-25         5.981       5.981       5.981       5.981       5.981       5.981       5.981
     99-25+        5.978       5.978       5.978       5.978       5.978       5.977       5.977
     99-26         5.975       5.976       5.975       5.975       5.974       5.974       5.973
     99-26+        5.972       5.973       5.973       5.972       5.971       5.970       5.969
     99-27         5.968       5.970       5.970       5.969       5.968       5.966       5.965
     99-27+        5.965       5.967       5.967       5.966       5.964       5.963       5.962

     99-28         5.962       5.965       5.964       5.963       5.961       5.959       5.958
     99-28+        5.959       5.962       5.961       5.960       5.958       5.956       5.954
     99-29         5.956       5.959       5.958       5.957       5.954       5.952       5.950
     99-29+        5.953       5.956       5.955       5.954       5.951       5.949       5.947
     99-30         5.950       5.954       5.952       5.951       5.948       5.945       5.943
     99-30+        5.946       5.951       5.949       5.948       5.945       5.941       5.939
     99-31         5.943       5.948       5.947       5.945       5.941       5.938       5.935
     99-31+        5.940       5.945       5.944       5.942       5.938       5.934       5.932

    100-00         5.937       5.942       5.941       5.939       5.935       5.931       5.928
    100-00+        5.934       5.940       5.938       5.936       5.931       5.927       5.924
    100-01         5.931       5.937       5.935       5.933       5.928       5.924       5.920
    100-01+        5.928       5.934       5.932       5.930       5.925       5.920       5.917
    100-02         5.924       5.931       5.929       5.927       5.921       5.917       5.913
    100-02+        5.921       5.929       5.927       5.924       5.918       5.913       5.909
    100-03         5.918       5.926       5.924       5.921       5.915       5.909       5.905
    100-03+        5.915       5.923       5.921       5.918       5.912       5.906       5.902

    100-04         5.912       5.920       5.918       5.915       5.908       5.902       5.898
    100-04+        5.909       5.918       5.915       5.912       5.905       5.899       5.894
    100-05         5.906       5.915       5.912       5.909       5.902       5.895       5.890
    100-05+        5.903       5.912       5.909       5.906       5.898       5.892       5.887
    100-06         5.899       5.909       5.906       5.903       5.895       5.888       5.883
    100-06+        5.896       5.907       5.904       5.900       5.892       5.885       5.879
    100-07         5.893       5.904       5.901       5.897       5.889       5.881       5.875
    100-07+        5.890       5.901       5.898       5.894       5.885       5.877       5.872

First Payment      3.047       3.047       3.047       3.047       3.047       3.047       3.047
Average Life       6.141       7.208       6.857       6.450       5.770       5.252       4.933
Last Payment       7.714      12.047      10.381       8.714       6.881       5.964       5.464
Accrued Interest   0.443       0.443       0.443       0.443       0.443       0.443       0.443

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC 1998-C
     -  Cut Off Date of Tape is  09/01/98
     -  FIXED RATE COLLATERAL
     -  $339,687,806.52
     -  Home Equity Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   6,689

Aggregate Unpaid Principal Balance:               $339,687,806.52
Aggregate Original Principal Balance:             $340,639,136.40

Weighted Average Gross Coupon:                            10.773%
Gross Coupon Range:                             7.350% -  15.750%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $50,783.05
Average Original Principal Balance:                    $50,925.27

Maximum Unpaid Principal Balance:                     $527,200.00
Minimum Unpaid Principal Balance:                       $5,200.00

Maximum Original Principal Balance:                   $527,200.00
Minimum Original Principal Balance:                     $5,200.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     257.945
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.757
Age Range:                                       0.000 -  298.000

Weighted Average Original Term:                           259.701
Original Term Range:                            48.000 -  360.000

Weighted Average Note LTV:                                 78.846
Note LTV Range:                                 6.400% - 100.000%

--------------------------------------------------------------------------------





         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of             Unpaid         Aggregate
                        Mortgage             Principal       Principal
     State               Loans                Balance         Balance

Alabama                   42               1,611,041.71         0.47
Alaska                     2                 147,903.38         0.04
Arizona                   62               3,830,320.51         1.13
Arkansas                 171               7,121,396.15         2.10
California               200              18,179,186.28         5.35
Colorado                  50               3,439,994.14         1.01
Connecticut               46               3,422,909.80         1.01
Delaware                  17               1,081,738.27         0.32
Dist of Col               10                 751,726.65         0.22
Florida                  488              23,428,013.58         6.90
Georgia                  264              13,421,582.35         3.95
Hawaii                     3                 404,513.04         0.12
Idaho                     19               1,285,750.98         0.38
Illinois                 197              11,208,821.19         3.30
Indiana                  225               9,022,739.33         2.66
Iowa                      58               2,835,316.83         0.83
Kansas                     5                 266,767.90         0.08
Kentucky                 177               7,663,696.51         2.26
Louisiana                755              30,659,638.18         9.03
Maine                     78               3,644,064.46         1.07
Maryland                 101               7,398,418.90         2.18
Massachusetts             46               3,941,540.76         1.16
Michigan                 340              13,211,116.87         3.89
Minnesota                 19                 840,162.94         0.25
Mississippi              334              13,635,423.79         4.01
Missouri                 130               5,668,426.72         1.67
Montana                    2                 234,215.84         0.07
Nebraska                  11                 538,100.00         0.16
Nevada                    17               1,308,512.12         0.39
New Hampshire             27               1,807,415.05         0.53
New Jersey                62               4,982,517.03         1.47
New Mexico                48               3,287,648.64         0.97
New York                 294              19,199,865.85         5.65
North Carolina           390              20,725,627.54         6.10
Ohio                     383              18,585,521.72         5.47
Oklahoma                 177               7,041,681.80         2.07
Oregon                    23               2,191,682.80         0.65
Pennsylvania             216              10,051,562.30         2.96
Rhode Island               8                 787,684.67         0.23
South Carolina           245              11,589,864.70         3.41
Tennessee                334              17,128,819.46         5.04
Texas                    209               8,602,753.01         2.53
Utah                      21               1,110,272.54         0.33
Vermont                    7                 374,161.12         0.11
Virginia                  86               5,723,422.76         1.68
Washington                40               2,979,946.44         0.88
West Virgina              56               2,619,225.63         0.77
Wisconsin                193              10,676,694.28         3.14
Wyoming                    1                  18,400.00         0.01
--------------------------------------------------------------------------
Total...............    6689           $ 339,687,806.52       100.00%
==========================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    NOTE LOAN-TO-VALUE RATIOS


                                                                                          Percentage of
                                                                            Aggregate     Cut-Off Date
                      Note                                   Number of       Unpaid         Aggregate
                  Loan-To-Value                              Mortgage       Principal       Principal
                     Ratio                                    Loans          Balance        Balance

  5.000 Less than Note LTV less than or equal to  10.000        6            71,040.52       0.02
 10.000 Less than Note LTV less than or equal to  15.000       14           227,651.40       0.07
 15.000 Less than Note LTV less than or equal to  20.000       35           650,325.77       0.19
 20.000 Less than Note LTV less than or equal to  25.000       39           784,446.64       0.23
 25.000 Less than Note LTV less than or equal to  30.000       41           976,720.17       0.29
 30.000 Less than Note LTV less than or equal to  35.000       68         1,825,848.88       0.54
 35.000 Less than Note LTV less than or equal to  40.000       79         2,042,060.88       0.60
 40.000 Less than Note LTV less than or equal to  45.000      127         3,959,947.39       1.17
 45.000 Less than Note LTV less than or equal to  50.000      151         4,931,802.50       1.45
 50.000 Less than Note LTV less than or equal to  55.000      164         6,613,916.47       1.95
 55.000 Less than Note LTV less than or equal to  60.000      235         9,032,178.49       2.66
 60.000 Less than Note LTV less than or equal to  65.000      308        12,640,477.81       3.72
 65.000 Less than Note LTV less than or equal to  70.000      473        23,250,514.57       6.84
 70.000 Less than Note LTV less than or equal to  75.000      819        40,319,561.49      11.87
 75.000 Less than Note LTV less than or equal to  80.000     1485        81,657,905.13      24.04
 80.000 Less than Note LTV less than or equal to  85.000      919        48,629,237.65      14.32
 85.000 Less than Note LTV less than or equal to  90.000      777        43,177,723.27      12.71
 90.000 Less than Note LTV less than or equal to  95.000      416        26,786,061.19       7.89
 95.000 Less than Note LTV less than or equal to 100.000      533        32,110,386.30       9.45
--------------------------------------------------------------------------------------------------
Total...................................................     6689      $339,687,806.52     100.00%
==================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                               Percentage of
                                                                               Aggregate        Cut-Off Date
                      Gross Mortgage                           Number of        Unpaid           Aggregate
                      Interest Rate                             Mortgage       Principal         Principal
                         Range                                   Loans          Balance           Balance

 7.00% Less than Gross Coupon less than or equal to  7.50%          3          205,744.38          0.06
 7.50% Less than Gross Coupon less than or equal to  7.75%          5          398,622.16          0.12
 7.75% Less than Gross Coupon less than or equal to  8.00%         17        1,198,639.62          0.35
 8.00% Less than Gross Coupon less than or equal to  8.25%         20        1,598,987.67          0.47
 8.25% Less than Gross Coupon less than or equal to  8.50%        100        9,548,152.41          2.81
 8.50% Less than Gross Coupon less than or equal to  8.75%         82        6,738,577.71          1.98
 8.75% Less than Gross Coupon less than or equal to  9.00%        172       13,005,310.44          3.83
 9.00% Less than Gross Coupon less than or equal to  9.25%        112        9,433,250.59          2.78
 9.25% Less than Gross Coupon less than or equal to  9.50%        241       15,686,845.79          4.62
 9.50% Less than Gross Coupon less than or equal to  9.75%        274       18,771,430.82          5.53
 9.75% Less than Gross Coupon less than or equal to 10.00%        511       30,206,981.41          8.89
10.00% Less than Gross Coupon less than or equal to 10.25%        346       19,895,492.74          5.86
10.25% Less than Gross Coupon less than or equal to 10.50%        436       24,732,338.20          7.28
10.50% Less than Gross Coupon less than or equal to 10.75%        471       27,069,800.15          7.97
10.75% Less than Gross Coupon less than or equal to 11.00%        535       29,204,036.31          8.60
11.00% Less than Gross Coupon less than or equal to 11.25%        562       24,670,728.38          7.26
11.25% Less than Gross Coupon less than or equal to 11.50%        504       22,129,571.07          6.51
11.50% Less than Gross Coupon less than or equal to 11.75%        478       21,817,353.85          6.42
11.75% Less than Gross Coupon less than or equal to 12.00%        239        9,844,784.28          2.90
12.00% Less than Gross Coupon less than or equal to 12.25%        520       16,438,615.35          4.84
12.25% Less than Gross Coupon less than or equal to 12.50%        393       13,900,427.62          4.09
12.50% Less than Gross Coupon less than or equal to 12.75%         90        3,153,303.38          0.93
12.75% Less than Gross Coupon less than or equal to 13.00%        207        8,341,837.04          2.46
13.00% Less than Gross Coupon less than or equal to 13.25%         96        3,289,904.19          0.97
13.25% Less than Gross Coupon less than or equal to 13.50%         55        2,330,637.04          0.69
13.50% Less than Gross Coupon less than or equal to 13.75%         43        1,260,158.34          0.37
13.75% Less than Gross Coupon less than or equal to 14.00%         29          767,140.02          0.23
14.00% Less than Gross Coupon less than or equal to 14.25%         47        1,359,825.86          0.40
14.25% Less than Gross Coupon less than or equal to 14.50%         35          760,386.80          0.22
14.50% Less than Gross Coupon less than or equal to 14.75%         15          443,240.00          0.13
14.75% Less than Gross Coupon less than or equal to 15.00%         47        1,390,782.90          0.41
15.00% Less than Gross Coupon less than or equal to 15.25%          3           77,000.00          0.02
15.50% Less than Gross Coupon less than or equal to 15.75%          1           17,900.00          0.01
--------------------------------------------------------------------------------------------------------
Total.....................................................       6689     $339,687,806.52        100.00%
========================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                                             Percentage of
                                                                                Aggregate    Cut-Off Date
                       Current                                  Number of        Unpaid        Aggregate
                    Mortgage Loan                               Mortgage        Principal      Principal
                  Principal Balance                              Loans           Balance        Balance

                     Balance less than or equal to  25,000       1,494        26,963,918.80       7.94
    25,000 Less than Balance less than or equal to  50,000       2,671        98,164,016.99      28.90
    50,000 Less than Balance less than or equal to  75,000       1,456        88,121,899.61      25.94
    75,000 Less than Balance less than or equal to 100,000         514        44,351,643.07      13.06
   100,000 Less than Balance less than or equal to 150,000         376        45,169,249.89      13.30
   150,000 Less than Balance less than or equal to 175,000          78        12,643,889.99       3.72
   175,000 Less than Balance less than or equal to 200,000          23         4,370,816.77       1.29
   200,000 Less than Balance less than or equal to 250,000          47        10,453,015.00       3.08
   250,000 Less than Balance less than or equal to 300,000          17         4,714,413.96       1.39
   300,000 Less than Balance less than or equal to 350,000           7         2,255,930.06       0.66
   350,000 Less than Balance less than or equal to 400,000           3         1,105,322.23       0.33
   400,000 Less than Balance less than or equal to 450,000           2           846,490.15       0.25
   500,000 Less than Balance less than or equal to 600,000           1           527,200.00       0.16
--------------------------------------------------------------------------------------------------------
Total.....................................................        6689      $339,687,806.52     100.00%
========================================================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                               Percentage of
                                              Aggregate        Cut-Off Date
                              Number of        Unpaid            Aggregate
                              Mortgage        Principal          Principal
                               Loans           Balance            Balance

Owner Occupied, 1st Mtg          5393      296,910,987.99          87.41
Part-Owner Occupied, 1st Mtg        1           45,500.00           0.01
Non-Owner Occupied, 1st Mtg       533       23,398,540.55           6.89
Second Home, 1st Mtg                9          665,621.01           0.20
Owner Occupied, 2nd Mtg           744       17,968,250.77           5.29
Non-Owner Occupied, 2nd Mtg         1           19,745.68           0.01
Multiple Properties, 1st Mtgs       8          679,160.52           0.20
--------------------------------------------------------------------------
Total........................    6689     $339,687,806.52         100.00%
==========================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   AGE OF LOAN


                                                                                    Percentage of
                                                                   Aggregate        Cut-Off Date
                                                    Number of       Unpaid           Aggregate
                                                     Mortgage      Principal         Principal
                  Age                                 Loans         Balance           Balance

                           Age equal to   0           4,691     223,844,874.29          65.90%
  0 Less than Age less than or equal to  12           1,898     109,264,907.94          32.17%
 12 Less than Age less than or equal to  24              20       1,404,525.78           0.41%
 24 Less than Age less than or equal to  36              24       2,440,255.65           0.72%
 36 Less than Age less than or equal to  48               8         469,347.65           0.14%
 48 Less than Age less than or equal to  60               4         147,063.41           0.04%
 72 Less than Age less than or equal to  84               9         799,759.55           0.24%
 84 Less than Age less than or equal to  96               6         347,916.94           0.10%
 96 Less than Age less than or equal to 108               4          67,013.53           0.02%
108 Less than Age less than or equal to 120               4         114,702.38           0.03%
120 Less than Age less than or equal to 132               2          72,301.34           0.02%
132 Less than Age less than or equal to 144               1          86,314.31           0.03%
144 Less than Age less than or equal to 156               1          48,152.99           0.01%
156 Less than Age less than or equal to 168               1          42,952.55           0.01%
168 Less than Age less than or equal to 180               1          39,999.53           0.01%
180 Less than Age less than or equal to 192               3         121,833.31           0.04%
204 Less than Age less than or equal to 216               1          35,834.03           0.01%
216 Less than Age less than or equal to 228               1         101,220.45           0.03%
228 Less than Age less than or equal to 240               1          27,291.27           0.01%
240 Less than Age less than or equal to 252               1          72,109.72           0.02%
252 Less than Age less than or equal to 264               2          27,493.59           0.01%
264 Less than Age less than or equal to 276               4          83,078.42           0.02%
276 Less than Age less than or equal to 288               1          17,638.12           0.01%
288 Less than Age less than or equal to 300               1          11,219.77           0.00%
-----------------------------------------------------------------------------------------------
Total......................................           6,689    $339,687,806.52         100.00%
===============================================================================================


                             MORTGAGED PROPERTIES


                                                             Percentage of
                                              Aggregate      Cut-Off Date
                               Number of       Unpaid          Aggregate
                               Mortgage       Principal        Principal
                                Loans         Balance          Balance

Deminimus PUD                      1            21,000.00       0.01
Duplex                           185        10,969,265.27       3.23
Triplex                           39         3,056,021.95       0.90
Fourplex or Quadplex              30         2,126,829.59       0.63
RowHouse                          37         1,118,880.82       0.33
Modular Housing                    4           336,751.41       0.10
Manufactured Housing              20         1,179,678.54       0.35
Man.Housing/Moveble/Own Land       5           217,812.06       0.06
Man.House/Perm/Own Land          910        35,600,422.47      10.48
Semi-Detached                      3           152,392.26       0.04
PUD                               19         1,713,857.45       0.50
Unimprov Land/Comm.                2           134,074.12       0.04
Townhouses                        14           753,289.14       0.22
Condominiums                      88         4,830,758.15       1.42
Single Family Detached          5332       277,476,773.29      81.69
--------------------------------------------------------------------------
Total.......................    6689      $339,687,806.52     100.00%
==========================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                                                     Percentage of
                                                                   Aggregate         Cut-Off Date
                                                    Number of       Unpaid            Aggregate
                                                    Mortgage       Principal          Principal
      Remaining Term                                 Loans          Balance            Balance

 36 Less than Rem Term less than or equal to  48          3          36,000.00           0.01%
 48 Less than Rem Term less than or equal to  60         84       1,306,579.01           0.38%
 60 Less than Rem Term less than or equal to  72         14         204,344.22           0.06%
 72 Less than Rem Term less than or equal to  84         53       1,183,947.87           0.35%
 84 Less than Rem Term less than or equal to  96         25         569,842.99           0.17%
 96 Less than Rem Term less than or equal to 108         12         288,363.05           0.08%
108 Less than Rem Term less than or equal to 120        625      15,397,872.16           4.53%
120 Less than Rem Term less than or equal to 132          9         339,218.80           0.10%
132 Less than Rem Term less than or equal to 144        296       8,781,229.76           2.59%
144 Less than Rem Term less than or equal to 156         13         645,785.58           0.19%
156 Less than Rem Term less than or equal to 168         12         611,058.95           0.18%
168 Less than Rem Term less than or equal to 180      2,723     123,483,711.53          36.35%
180 Less than Rem Term less than or equal to 192          2          52,800.00           0.02%
192 Less than Rem Term less than or equal to 204          7         291,710.49           0.09%
204 Less than Rem Term less than or equal to 216          5         461,413.83           0.14%
216 Less than Rem Term less than or equal to 228          7         386,272.50           0.11%
228 Less than Rem Term less than or equal to 240        763      38,437,542.27          11.32%
240 Less than Rem Term less than or equal to 252          1          26,161.84           0.01%
252 Less than Rem Term less than or equal to 264          1          86,000.00           0.03%
264 Less than Rem Term less than or equal to 276          5         385,623.78           0.11%
276 Less than Rem Term less than or equal to 288          8         653,403.15           0.19%
288 Less than Rem Term less than or equal to 300         82       5,024,721.96           1.48%
300 Less than Rem Term less than or equal to 312          2         148,077.56           0.04%
312 Less than Rem Term less than or equal to 324          8         557,540.01           0.16%
324 Less than Rem Term less than or equal to 336         30       2,761,812.70           0.81%
336 Less than Rem Term less than or equal to 348         10         699,852.19           0.21%
348 Less than Rem Term less than or equal to 360      1,889     136,866,920.32          40.29%
-----------------------------------------------------------------------------------------------
Total...........................................      6,689    $339,687,806.52         100.00%
===============================================================================================

                                  ORIGINAL TERM


                                                                                            Percentage of
                                                                               Aggregate     Cut-Off Date
                                                               Number of        Unpaid        Aggregate
                                                                Mortgage       Principal      Principal
      Original Term                                              Loans          Balance        Balance

 36 Less than Orig. Term less than or equal to  48                 3            36,000.00       0.01%
 48 Less than Orig. Term less than or equal to  60                83         1,272,626.19       0.37%
 60 Less than Orig. Term less than or equal to  72                11           172,619.09       0.05%
 72 Less than Orig. Term less than or equal to  84                46         1,065,158.45       0.31%
 84 Less than Orig. Term less than or equal to  96                21           406,098.90       0.12%
 96 Less than Orig. Term less than or equal to 108                 9           177,315.26       0.05%
108 Less than Orig. Term less than or equal to 120               625        15,358,863.96       4.52%
120 Less than Orig. Term less than or equal to 132                 6           183,000.00       0.05%
132 Less than Orig. Term less than or equal to 144               291         8,530,742.94       2.51%
144 Less than Orig. Term less than or equal to 156                10           280,037.52       0.08%
156 Less than Orig. Term less than or equal to 168                 7           282,680.31       0.08%
168 Less than Orig. Term less than or equal to 180             2,739       124,490,325.20      36.65%
180 Less than Orig. Term less than or equal to 192                 2            52,800.00       0.02%
192 Less than Orig. Term less than or equal to 204                 6           248,757.94       0.07%
204 Less than Orig. Term less than or equal to 216                 4           413,260.84       0.12%
216 Less than Orig. Term less than or equal to 228                 1            81,900.61       0.02%
228 Less than Orig. Term less than or equal to 240               766        38,561,912.42      11.35%
252 Less than Orig. Term less than or equal to 264                 2           117,479.82       0.03%
276 Less than Orig. Term less than or equal to 288                 1            45,074.98       0.01%
288 Less than Orig. Term less than or equal to 300                82         5,024,721.96       1.48%
300 Less than Orig. Term less than or equal to 312                 1            92,900.00       0.03%
312 Less than Orig. Term less than or equal to 324                 4           302,861.38       0.09%
324 Less than Orig. Term less than or equal to 336                 6           415,300.00       0.12%
336 Less than Orig. Term less than or equal to 348                 7           290,978.50       0.09%
348 Less than Orig. Term less than or equal to 360             1,956       141,784,390.25      41.74%
------------------------------------------------------------------------------------------------------
Total.............................................             6,689     $ 339,687,806.52     100.00%
======================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.